                                                                    Exhibit 99.7

                     CONSENT OF PERSON TO BECOME DIRECTOR

        Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy
Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of Devon Delaware Corporation upon consummation of the mergers described therein.

                                /s/ Thomas F. Ferguson
                                ------------------------
                                    Thomas F. Ferguson

                     CONSENT OF PERSON TO BECOME DIRECTOR

        Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy
Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of Devon Delaware Corporation upon consummation of the mergers described therein.

                                /s/ David M. Gavrin
                                --------------------
                                    David M. Gavrin

                     CONSENT OF PERSON TO BECOME DIRECTOR

        Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy
Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of Devon Delaware Corporation upon consummation of the mergers described therein.

                                /s/ Michael E. Gellert
                                -----------------------
                                    Michael E. Gellert

                     CONSENT OF PERSON TO BECOME DIRECTOR

        Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy
Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of Devon Delaware Corporation upon consummation of the mergers described therein.

                                /s/ John A. Hagg
                                -----------------
                                    John A. Hagg

                     CONSENT OF PERSON TO BECOME DIRECTOR

        Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy
Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of Devon Delaware Corporation upon consummation of the mergers described therein.

                                /s/ Henry R. Hamman
                                --------------------
                                    Henry R. Hamman

                     CONSENT OF PERSON TO BECOME DIRECTOR

     Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy
Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of Devon Delaware Corporation upon consummation of the mergers described herein.


                                               /s/ William J. Johnson
                                       -----------------------------------------
                                                   William J. Johnson

                     CONSENT OF PERSON TO BECOME DIRECTOR

        Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy
Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of Devon Delaware Corporation upon consummation of the mergers described therein.

                                /s/ Michael M. Kanovsky
                                ------------------------
                                    Michael M. Kanovsky

                     CONSENT OF PERSON TO BECOME DIRECTOR

        Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy
Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of Devon Delaware Corporation upon consummation of the mergers described therein.

                                /s/ Robert A. Mosbacher, Jr.
                                -----------------------------
                                    Robert A. Mosbacher, Jr.

                     CONSENT OF PERSON TO BECOME DIRECTOR

        Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy
Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of Devon Delaware Corporation upon consummation of the mergers described therein.

                                /s/ James L. Pate
                                ------------------
                                    James L. Pate

                     CONSENT OF PERSON TO BECOME DIRECTOR

        Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy
Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of Devon Delaware Corporation upon consummation of the mergers described therein.

                                /s/ H.R. Sanders, Jr.
                                ----------------------
                                    H.R. Sanders, Jr.

                     CONSENT OF PERSON TO BECOME DIRECTOR

        Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy
Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of Devon Delaware Corporation upon consummation of the mergers described therein.

                                /s/ Terry L. Savage
                                --------------------
                                    Terry L. Savage

                     CONSENT OF PERSON TO BECOME DIRECTOR

        Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy
Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of Devon Delaware Corporation upon consummation of the mergers described therein.

                                /s/ Brent Scowcroft
                                --------------------
                                    Brent Scowcroft

                     CONSENT OF PERSON TO BECOME DIRECTOR

        Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy
Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of Devon Delaware Corporation upon consummation of the mergers described therein.

                                /s/ Robert B. Weaver
                                ---------------------
                                    Robert B. Weaver